                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                            CINTAS CORPORATION NO. 2

                               OFFERS TO EXCHANGE
                          5 1/8% SENIOR NOTES DUE 2007
                           FOR ANY AND ALL OUTSTANDING
                          5 1/8% SENIOR NOTES DUE 2007
                                       AND
                            6% SENIOR NOTES DUE 2012
                           FOR ANY AND ALL OUTSTANDING
                            6% SENIOR NOTES DUE 2012

                             Under to the Prospectus
                            Dated _____________, 2002

--------------------------------------------------------------------------------
              The Exchange Offer And Withdrawal Rights Will Expire
              At 5:00 p.m., New York City Time, On________________
                          Unless The Offer Is Extended.
--------------------------------------------------------------------------------


                  THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                   Deliver to:
                      Wachovia Customer Information Center
                        Corporate Trust Operations NC1153
                       1525 West W.T. Harris Boulevard 3C3
                      Charlotte, North Carolina 28262-1153
                             Attn: Tiffany Williams

                            Facsimile Transmissions:
                                 (704) 590-7828

                             To Confirm by Telephone
                               or for Information:
                                 (704) 590-7409

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

--------------------------------------------------------------------------------

         Capitalized terms used but not defined in this Letter of Transmittal shall have the same meaning given them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) if Old Notes are to be forwarded herewith and, unless your Old Notes are held through The Depository Trust Company ("DTC"), should be accompanied by the certificates for the Old Notes. If tenders of Old Notes are to be made by book-entry transfer to an account maintained by Wachovia Bank, National Association (the "Exchange Agent") at DTC pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with the Automated Tender Offer Program ("ATOP") established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP.

         Holders of Old Notes whose certificates (the "certificates") for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or before the expiration date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. SEE INSTRUCTION 1. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     Note: Signatures Must Be Provided Below
               Please Read the Accompanying Instructions Carefully
                    All Tendering Holders Complete This Box:

                                                                                Principal
                                                                                Amount of        Principal Amount of
   Name(s) and address(es) of Registered Holder(s)           Certificate        Old Notes        Old Notes Tendered
              (Please fill in, if blank)                     Number(s)*          Tendered       (if less than all)**
              --------------------------                     ----------          --------       --------------------
                                                                     (attach additional list if necessary)



                        Description of Old Notes Tendered


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Total Amount
                                              Tendered:
                                                       ------------------------

 * Need not be completed by book-entry holders.

** Old Notes may be tendered in whole or in part in denominations of $1,000 and multiples thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution

       -------------------------------------

       DTC Account Number

       -------------------------------------


       Transaction Code Number

       -------------------------------------


[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

       Name of Registered Holder(s)

       -------------------------------------


       Window Ticket Number (if any)

       -------------------------------------


       Date of Execution of
       Notice of Guaranteed Delivery

       -------------------------------------


       Name of Institution which Guaranteed

       -------------------------------------


       IF GUARANTEED DELIVERY IS TO BE MADE
       BY BOOK-ENTRY TRANSFER:

       Name of Tendering Institution

       -------------------------------------

       DTC Account Number

       -------------------------------------


       Transaction Code Number

       -------------------------------------



[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
              -----------------------------------

         Address:
                 --------------------------------

         ----------------------------------------

Ladies and Gentlemen:

         The undersigned hereby tenders to CINTAS CORPORATION NO. 2, a Nevada corporation (the "Company"), the principal amount of the Company's 5 1/8% Senior Notes due June 1, 2007, and 6% Senior Notes due June 1, 2012 (collectively, the "Old Notes") specified above in exchange for a like aggregate principal amount of the Company's 5 1/8% Senior Notes due June 1, 2007, and 6% Senior Notes due June 1, 2012 (collectively, the "New Notes"), upon the terms and subject to the conditions set forth in the Prospectus dated ________________, 2002 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"). The Exchange Offer has been registered under the Securities Act of 1933, as amended (the "Securities Act").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered with this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Notes to be issued in exchange for such Old Notes, (ii) present certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

         THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OLD NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

         The name(s) and address(es) of the registered holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Notes. The certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Old Notes than are tendered or accepted for exchange, certificates for such unaccepted or non-exchanged Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

         The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. In all cases in which a Participant elects to accept the Exchange Offer by transmitting an express acknowledgment in accordance with the established ATOP procedures, such Participant shall be bound by all of the terms and conditions of this Letter of Transmittal. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such New Notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver New Notes to the undersigned at the address shown below the undersigned's signature.

         By tendering Old Notes and executing, or otherwise becoming bound by, this letter of transmittal, the undersigned hereby represents and agrees that

         (1)      the undersigned is not an "affiliate" of the Company,

         (2) any New Notes to be received by the undersigned are being acquired in the ordinary course of its business, and

         (3) the undersigned has no arrangement or understanding with any person to participate, and is not engaged and does not intend to engage, in a distribution (within the meaning of the Securities Act) of such New Notes.

         By tendering Old Notes pursuant to the exchange offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such New Notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

         The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of New Notes received in exchange for Old Notes, where such Old Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending [90] days after the expiration date (subject to extension under certain limited circumstances) or, if earlier, when all such New Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Old Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Old Notes and executing, or otherwise becoming bound by, this letter of transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the prospectus untrue in any material respect or which causes the prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of New Notes pursuant to the prospectus until the Company has amended or supplemented the prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to the participating broker-dealer or the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the New Notes, it shall extend the 90-day period referred to above during which participating broker-dealers are entitled to use the prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the sale of New Notes may be resumed, as the case may be.

         All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                               HOLDER(S) SIGN HERE
                          (See Instructions 2, 5 and 6)
      (Note: Signature(s) Must be Guaranteed if Required by Instruction 2)

Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary or representative capacity, please set forth the signer's full title. See Instruction 5.

         ---------------------------------------------------------------
                           (Signature(s) of Holder(s))


Date   _____________ __, 2002

Name(s):
        -----------------------------------------------------
                           (Please Print)

Capacity:
         ----------------------------------------------------
                           (Include Full Title)

Address:
        -----------------------------------------------------
                           (Include Zip Code)

Area Code and Telephone Number:
                               ------------------------------

-------------------------------------------------------------
    (Tax Identification or Social Security Number(s))

                            GUARANTEE OF SIGNATURE(S)
                           (See Instructions 2 and 5)

Authorized Signature:
                     --------------------------------------------------

Name:
     ------------------------------------------------------------------
                           (Please Print)

Date:  _______________, 200__

Capacity or Title:
                  -----------------------------------------------------

Name of Firm:
             ----------------------------------------------------------

Address:
        ------------------------------------------------------
                           (Include Zip Code)

Area Code and Telephone Number:
                               -------------------------------


                          SPECIAL ISSUANCE INSTRUCTIONS
                          (See Instructions 1, 5 and 6)

         To be completed ONLY if the New Notes are to be issued in the name of someone other than the registered holder of the Old Notes whose name(s) appear(s) above.

Issue New Securities to:

Name:
     ---------------------------------------------------------
                           (Please Print)

Address:
        ------------------------------------------------------
                           (Include Zip Code)


         (Tax Identification or Social Security Number(s))

                          SPECIAL DELIVERY INSTRUCTIONS
                          (See Instructions 1, 5 and 6)

         To be completed ONLY if New Notes are to be sent to someone other than the registered holder of the Old Notes whose name(s) appear(s) above, or to such registered holder(s) at an address other than that shown above.

Mail New Securities To:

Name(s):
        ------------------------------------------------------
                           (Please Print)

Address:
        ------------------------------------------------------
                           (Include Zip Code)

         (Tax Identification or Social Security Number(s))

                                  Instructions
         Forming Part of the Terms and Conditions of the Exchange Offer

         1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed if certificates are to be forwarded herewith and, unless your Old Notes are held through DTC, should be accompanied by the certificates for the Old Notes. If tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" in the Prospectus and in accordance with ATOP established by DTC, a tendering holder will become bound by the terms and conditions hereof in accordance with the procedures established under ATOP. Certificates, or timely confirmation of a book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), if required, properly completed and duly executed, with any required signature guarantees, must be received by the Exchange Agent at one of its addresses set forth herein on or prior to the expiration date. Old Notes may be tendered in whole or in part in the principal amount of $1,000 and multiples of $1,000.

         Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes and this Letter of Transmittal to the Exchange Agent on or prior to the expiration date or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their Old Notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Letter of Transmittal (or facsimile) thereof and Notice of Guaranteed Delivery, substantially in the form made available by the Company, must be received by the Exchange Agent on or prior to the expiration date; and
(iii) the certificates (or a book-entry confirmation (as defined in the Prospectus)) representing all tendered Old Notes, in proper form for transfer, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus.

         The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, telex, facsimile or mail to the Exchange Agent, and must include a guarantee by an Eligible Institution in the form set forth in such Notice. For Old Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the expiration date. As used herein and in the Prospectus, "Eligible Institution" means a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States.

         THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO LETTERS OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), or any Agent's Message in lieu thereof, waives any right to receive any notice of the acceptance of such tender.

         2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:


                  (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Notes) of Old Notes tendered herewith, unless such holder(s) has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above, or

                  (ii) such Old Notes are tendered for the account of a firm that is an Eligible Institution.

         In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

         3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Old Notes" is inadequate, the certificate number(s) and/or the principal amount of Old Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

         4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and multiples thereof. If less than all the Old Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Old Notes which are to be tendered in the box entitled "Principal Amount of Old Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Old Note, promptly after the expiration date. All Old Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time on or prior to the expiration date. In order for a withdrawal to be effective on or prior to that time, a written notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the Old Notes to be withdrawn, identify the Old Notes to be withdrawn (including the principal amount of such Old Notes) and (where certificates for Old Notes have been transmitted) specify the name in which such Old Notes are registered, if different from that of the withdrawing holder. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the release of such certificates, the withdrawing holder must submit the serial numbers of the particular certificates for the Old Notes to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes and otherwise comply with the procedures of such facility. Old Notes properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any time on or prior to the expiration date by following one of the procedures described in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes."

         All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry procedures described in the Prospectus under "The Exchange Offer--Book-Entry Transfer," such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer.

         5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

         If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

         If this Letter of Transmittal or any certificates or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, proper evidence satisfactory to the Company of such persons' authority to so act must be submitted.

         When this Letter of Transmittal is signed by the registered holder(s) of the Old Notes listed and transmitted hereby, no endorsement(s) of certificate(s) or written instrument or instruments of transfer or exchange are required unless New Securities are to be issued in the name of a person other than the registered holder(s). Signature(s) on such certificate(s) or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Old Notes listed, the certificates must be endorsed or accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion and executed by the registered holder(s), in either case signed exactly as the name or names of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

         6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If New Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if New Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See Instruction 4.

         7. IRREGULARITIES. The Company will determine, in its sole discretion, all questions as to the form, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding. The Company reserves the absolute right to reject any and all tenders of any particular Old Notes not properly tendered or to not accept any particular Old Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defects or irregularities or conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration date (including the right to waive the ineligibility of any holder who seeks to tender Old Notes in the Exchange Offer). The interpretation of the terms and conditions of the Exchange Offer as to any particular Old Notes either before or after the expiration date (including the Letter of Transmittal and the instructions thereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with the tender of Old Notes for exchange must be cured within such reasonable period of time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Old Notes for exchange, nor shall any of them incur any liability for failure to give such notification.

         8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

         9. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate(s) representing Old Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

         10. SECURITY TRANSFER TAXES. Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that holders who


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instruct the Company to register New Notes in the name of or request that Old
Notes not tendered or not accepted in the Exchange Offer to be returned to, a person other than the registered tendering holder will be responsible for the payment of any applicable transfer tax thereon.

          IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF),
          OR AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
                DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT
                       ON OR PRIOR TO THE EXPIRATION DATE.